UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                           MAY 31, 2007 (MAY 30, 2007)
                Date of Report (Date of earliest event reported)

                              HC INNOVATIONS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-52197                 04-3570877
(State or other jurisdiction     (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)

                         Six Corporate Drive, Suite 420
                                Shelton, CT 06484

          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (203) 925-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|-| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|-| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|-| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Beginning on May 22, 2007, HC Innovations, Inc. (the "Company") entered into Subscription Agreements for the Purchase of Securities (the "Subscription Agreement") with four (4) accredited investors, including institutional investors, for the purchase and sale of an aggregate of 1,666,667 shares of the Company's Common Stock at $3.00 per share ("Common Stock") and Warrants to purchase 833,333 shares of Common Stock ("Warrants"), for an aggregate of $5,000,000 in gross proceeds. The Subscription Agreement contains customary provisions for transactions of this nature and a preemptive rights provision allowing for these investors to participate in certain future issuances by the Company for a period of two (2) years. Moreover, the Warrants expire two (2) years from the date of issuance and have an exercise price of $4.00 per share. The Company may redeem the Warrants at its option if the Company's Common Stock has traded at a closing price of at least $6.00 per share for twenty (20) consecutive trading days. The Company also entered into Registration Rights
Agreements with these investors granting certain piggyback registration rights for the shares of Common Stock and the shares of Common Stock underlying the Warrants sold in this offering.

A copy of the Subscription Agreement, Form of Warrant and Registration Rights Agreement are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01 above.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act") for the private placement of these securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors were "accredited investors" and/or qualified institutional buyers, the investors had access to information about the Company and its investment, the investors took the securities for investment and not resale, and the took appropriate measures to restrict the transfer of the securities.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS.

Exhibit
Number       Description

 10.1 Form of Subscription Agreement for the Purchase of Securities between the Company and Certain Accredited Investors, dated May 22, 2007*

 10.2        Form of Warrant*

 10.3 Form of Registration Rights Agreement between the Company and Certain Accredited Investors, dated May 22, 2007*


* Filed herewith


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                        HC INNOVATIONS, INC.


                                  By:   /s/ DAVID CHESS, MD
                                        -------------------
                                        Chief Executive Officer and President

May 31, 2007